UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

_____________________

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 31, 2007

WYNN RESORTS, LIMITED

(Exact name of registrant as specified in its charter)

Nevada	000-50028	46-0484987
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3131 Las Vegas Boulevard South La s Vegas, Nevada	89109
(Address of principal executive offices of each registrant)	(Zip Code)

(702) 770-7555

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 31, 2007, Wynn Resorts, Limited (“WRL”), entered into an amendment to its employment agreement with Stephen A. Wynn, Chairman of the Board of Directors and Chief Executive Officer of WRL. The amendment provides for an increase in base salary from $2,750,000 per year to $3,250,000 per year, effective as of February 1, 2007. There have been no other changes to the terms of Mr. Wynn’s employment agreement, as described in WRL’s Proxy Statement, dated as of April 14, 2006, under the heading “Executive Officer Compensation – Employment Agreements.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	January 31, 2007

WYNN RESORTS, LIMITED

By: /s/John Strzemp

John Strzemp

Chief Financial Officer